UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2017
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 2, 2017, the Board of Directors of the Company appointed Peter Cobb to be an independent director, effective immediately. Mr. Cobb will stand for election at the Company's next Annual Meeting of Shareholders in 2018. If confirmed, his term will expire at the 2021 Annual Meeting of Shareholders.
Peter Cobb, age 59, has been appointed as a Class II Director. Mr. Cobb brings over 33 years of digital operations, marketing, business development, and merchandising experience. In 1998, he co-founded eBags, the largest online retailer of luggage, handbags, backpacks, and travel products. Prior to co-founding eBags, Mr. Cobb served as Director of Marketing at Samsonite for over 6 years. Before joining Samsonite, Mr. Cobb spent 6 years with Ben Hogan Golf, serving as Director of Marketing. Mr. Cobb currently serves on the Board of Directors of the National Retail Federation, and has formerly served as Chairman of the Board of both Shop.org (a division of the National Retail Federation) and the Travel Goods Association. In 2003, Mr. Cobb also founded 6pm.com, a full-scale e-commerce platform selling footwear and accessories, which Zappos.com acquired in 2007.
Mr. Cobb will serve on the Company's Nominating and Corporate Governance and Technology Committees and in connection with his service, he will receive the Company's standard fees paid to outside directors. Upon the effective date of his appointment, Mr. Cobb will also receive pro-rated stock units with an initial aggregate value of $113,151 based on the current fair market value of the Company's common stock. A description of outside director fees and equity grants is set forth on page 39 of the Company's Schedule 14A definitive proxy statement filed on April 13, 2017.
There are no arrangements or understandings between Mr. Cobb and any other person pursuant to which Mr. Cobb was appointed as a director of the Company, and there are no transactions in which Mr. Cobb has an interest requiring disclosure under Item 404(a) of Regulation S-K.
The Company will enter into its standard form of Indemnification Agreement with Mr. Cobb. A copy of the form of Indemnification Agreement is filed as Exhibit 10 hereto and incorporated into this item by reference.
The press release announcing the appointment of Mr. Cobb to the Company’s Board of Directors is filed as Exhibit 99.1 and incorporated into this item by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10
Form of Indemnification Agreement between DSW Inc. and its officers and directors (previously filed as Exhibit 10.44 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (Registration No. 333-123289) filed with the Securities and Exchange Commission on June 27, 2005, and incorporated herein by reference).

99.1	Press Release dated August 2, 2017

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
By:	/s/ William L. Jordan
William L. Jordan
Executive Vice President and Chief Administrative Officer

Date: August 3, 2017

Exhibit Index

Exhibit No.	Description
10
Form of Indemnification Agreement between DSW Inc. and its officers and directors (previously filed as Exhibit 10.44 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (Registration No. 333-123289) filed with the Securities and Exchange Commission on June 27, 2005, and incorporated herein by reference).

99.1	Press Release dated August 2, 2017